UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2019
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ASTEA INTERNATIONAL INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
240 Gibraltar Road, Horsham, Pennsylvania 19044 (Address of principal executive offices, including zip code) (215) 682-2500 (Registrant's telephone number, including area code) Not Applicable

(Former Name or Former Address, if Changed Since Last Report): Not Applicable
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ATEA	OTCQB

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of Astea International Inc. (“we,” “us,” “our” or the “Company”) was held at 11:00 a.m., Eastern Time, on December 9, 2019, to consider and vote upon (1) a proposal to adopt the Agreement and Plan of Merger, dated October 7, 2019 (the “Merger Agreement”), among Astea International Inc., a Delaware corporation (“Astea” or the “Company”), IFS Americas, Inc., a Delaware corporation (“Parent”), and IFS Amber, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent (the “Merger”); (2) a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or may become payable to the Company's named executive officers in connection with, or following, the consummation of the Merger (the “Merger-Related Compensation Proposal”); and (3) a proposal to adjourn the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement (the “Adjournment Proposal”). Subject to the satisfaction or waiver of the remaining closing conditions, the Merger is expected to close on December 10, 2019.

As of November 12, 2019, the record date for the Special Meeting, 5,507,193 shares of our common stock were outstanding and entitled to vote. 4,717,515 shares of common stock were represented in person or by proxy at the Special Meeting, constituting a quorum.

The final voting results for the proposals at the Special Meeting, each of which is described in greater detail in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2019, are set forth below.

1.	Proposal to approve the Merger Agreement. The proposal to approve the Merger Agreement was approved by the affirmative vote of approximately 99.71% of the shares of our common stock entitled to vote at the Special Meeting. The results of the vote were as follows:

For	Against	Abstentions
4,703,695	370	13,450

2.	Merger-Related Compensation Proposal. The non-binding, advisory Merger-Related Compensation Proposal was approved. The results of the vote were as follows:

For	Against	Abstentions
3,784,655	919,203	13,657

3.	Adjournment Proposal. Because the Company’s stockholders approved the Merger Agreement, the vote on the proposal to adjourn the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement was not called.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this communication regarding the proposed acquisition of the Company are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by the fact they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations that involve inherent risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this release. These risks include, but are not limited to: (1) the possibility that a transaction will not be consummated or delays in consummating the transaction; (2) adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of a failure to complete the transaction; (3) negative effects relating to the announcement of the transaction or any further announcements relating to the transaction or the entrance into or consummation of the transaction on the market price of the Company’s stock; (4) unanticipated difficulties or expenditures relating to the transaction; (5) legal proceedings instituted against the Company and others in connection with the transaction; (6) disruptions of current plans and operations caused by the announcement and pendency of the transaction; (7) potential difficulties in employee retention as a result of the announcement and pendency of the transaction; (8) the response of customers, suppliers and competitors to the announcement of the transaction; (9) the ability to sustain brand strength; (10) the effect of changes in economic, political and social conditions in the markets where the Company operates; (11) changing customer preferences; and (12) the ability to develop and market new, innovative products.

Where, in any forward-looking statement, there is an expression of an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Actual results may differ materially from our expectations, plans or projections. Forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond the Company’s ability to control or predict with accuracy and some of which might not even anticipate. There can be no assurance that the Company will achieve any stated expectations. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company. Additional information concerning these and other risk factors can be found in the Company’s filings with the SEC and available through the SEC’s Electronic Data Gathering and Analysis Retrieval system at http://www.sec.gov, including the Company’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing list of important factors is not exclusive. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. The Company assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astea International Inc.

December 9, 2019	By:	/s/ Rick Etskovitz
Rick Etskovitz
Chief Financial Officer